Exhibit 10(am)



January 20, 1999


Mr. Morton Salkind
Lebencare, Inc.


RE: CONSULTING AGREEMENT


Dear Mr. Salkind:

This will confirm the arrangements, terms and conditions pursuant to which Morton Salkind of Lebencare. Inc. ("Consultant"), has been retained to serve as a management consultant and advisor to Noise Cancellation Technologies, Inc., ("the Company"), for an Initial Period of one (1) year, automatically renewable for a period of one (1) year, commencing on January 20,1999, providing the Agreement is not canceled by either party after the initial period of the first year. The undersigned hereby agrees to the following terms and conditions:

1. Duties of Consultant: Consultant will provide such consulting services and advice pertaining to the Company s business affairs as the Company-may from time to time reasonably request. Without limiting the generality of the foregoing, Consultant will assist the Company in corporate development, evaluating merger and acquisition opportunities, refining business plan, evaluation of marketing plan, strategic planning, and recruiting. The services described shall be rendered by Consultant with the direction of the Company and at such time and place and in such manner (whether by conference, telephone, letter or otherwise) as Company and Consultant may mutually determine

2. Term of the Agreement: The effective date of this Agreement is January 20,1999. The term of this Agreement extends through January 19,2000. This agreement is cancelable by either party after the first 90 days.

3. Available Time: Consultant shall make available such time as it. in its sole discretion, shal1 deem appropriate for the performance of its obligations under this agreement and may in certain circumstances be entitled to additional compensation in connection therewith.

4. Compensation: As compensation for Consultant's services hereunder, the Company shall pay to Consultant compensation for business consulting services as follows

          (a) Initial Period: A monthly retainer of $2500 commencing on January 20,1999 and paid at the end of the Initial Period.

          (b) After Initial Period: A monthly retainer of $1500 commencing after the Initial Period and paid monthly for the duration of the contract.

          (c) A cash performance bonus for extra services may be issued to Consultant by Company at the Company's discretion.

1.        Equity for Services: The Company will grant the Consultant a Five Year
          (5) Stock Option in the Company's common stock for 600,000 shares of the Company's common stock at the c1osing stock price per share as of March 17,1999. The foregoing Options will vest at the end of the Initial Period and v ill be part of the Stock Option Agreement to be created by the Company. The shares underlying this Option will be registered by the Company with the next registration statement fi1ed by the Company. This option has been approved by the Board of Directors.

2.        Expenses:   The  Company   agrees  to  reimburse  the  Consultant  for
          reasonable out-of-pocket expenses related to performing services on behalf of the Company. Such expenses typically might include, but are not limited to: phone calls, postage, shipping, messengers, travel, meals and lodging expenses. All travel will be pre-approved by the Company.

3. Health Care: The Company agrees to provide health coverage at its cost to the Consultant.

4.        Communications:   Company   agrees  to  set  up  a  private  line  for
          communications between Consultant and Michael J. Parrella.

5. Relationship: Nothing herein shall constitute Consultant as an employee or agent of the Company, except to such extent as might hereinafter be expressly agreed for a particular purpose, Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

6. Information: The Company acknowledges that Consultant will rely on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

7. Confidentiality: Except in the course of the performance of its duties hereunder, Consultant agrees that it shall not disclose any trade secrets, know-how, or other proprietary information not in the public domain learned as a resu1t of this Agreement unless and until such information becomes generally known.

8. Indemnification: The Company agrees to indemnify and hold harmless the Consultant, its partners, officers, directors, employees and each person who controls Consultant or any of its affiliates from and against any losses, claims, damages, liabilities and expenses whatsoever (including reasonable costs of investigation or defending any action) to which they or any of them may become subject under any applicable law arising out of Consultant's performance under this Agreement and will reimburse Consultant for all expenses (including counsel fees) as they are incurred.

9.       Assignment:  This Agreement shall not be assignable by either party.


10. Governing Law: This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of said State.

15. Notices: All notices will be sent via certified mail or overnight courier such as Federal Express, to Mr. Morton Salkind, 431 Rte 10, Randalph NJ 07869 and Noise Cancellation Technologies, Inc., One Dock Street, Suite 300, Stamford, CT 06902, Attention: Michael J. Parrella.


16. Board Approval: This Agreement has been approved by the Company's Board of Directors.


Very Truly Yours,


/s/ Michael J. Parrella
------------------------------------
Michael J. Parrella
President
NCT Group, Inc.


AGREED AND ACCEPTED:


Leben Care Inc.
By: /s/ Morton Salkind
Name:  Mr. Morton Salkind
Title:  Consultant
Date: 1/20/99

                                      NCTI
                                20 KETCHUM STREET
                               WESTPORT, CT. 06880



January 8, 2002


Mr. Morton Salkind
Lebencare,Inc.


RE: CONSULTING AGREEMENT

This will confirm the arrangements. terms and conditions pursuant to which Morton Salkind of Lebencare, Inc. ("Consultant"), has been retained to serve as an arrangement consultant and advisor to Noise Cancellation Technologies, Inc., ("the Company"), for one (1) year, automatically renewable for a period of one
(1) year, commencing on January 19, 2002, providing the Agreement is not canceled by either party after the initial period of the first year. The undersigned hereby agrees to the following terms and conditions:


 1.   Duties  of   Consultant:
                    Consultant will provide such consulting services and advice pertaining to Company's business affairs as the Company may from time to time reasonably request. Without limiting the generality of the foregoing, Consultant will assist the Company in corporate development, evaluating merger and acquisition opportunities, refining business plan, evaluation of marketing plan, strategy planning, and recruiting. The services described shall be rendered by Consultant with the direction of the Company and at such time and place and in such manner (whether by conference, telephone, letter or otherwise) as Company and Consultant may mutually determine.

 2.   Term of the Agreement:
                    The effective date of this Agreement is January 19, 2002. The term of this Agreement extends through January 19, 2003.


 3.   Availab1e Time:
                    Consultant shall make available such time as it. in its sole discretion. shall deem appropriate for the performance of its obligations under this Agreement and may in certain circumstances be entitled to additional compensation in connection therewith.

 4.   Compensation:
                    As compensation for Consultant's services hereunder, the Company shall pay to Consultant compensation for business consulting services as follows:

                    (a) A monthly retainer of $2,500 commencing on January 19, 2002 and paid on January 19, 2003.

                    (b) A cash performance bonus for extra services may be issued to Consultant by Company at the Company's discretion.

                    (c) All prior compensation agreements remain in full force and effect.

 5.   Equity for Services:
                    The Company will grant the Consultant a Five Year (5) Stock Option in the Company's common stock for 1.500.000 Shares of the Company's common stock at the price per share of .079 which was the closing price as of January 7, 2002. The foregoing Options will vest at the end to be created by the Company. The shares underlying this Option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect.

 6.   Expenses:
                    The Company agrees to reimburse the Consultant for reasonable out-of-pocket expenses related to performing services on behalf of the Company. Such expenses typically might include, but are not limited to, phone calls, postage, shipping, messengers, travel, meals and lodging expenses. All travel will be pre-approved by the Company.

 7.   Health Care:
                    The Company agrees to provide health coverage at its costs to the Consultant.

 8.   Communications:
                    Company agrees to set up a private line for communications between Consultant and Michael J. Parrella.

 9.   Relationship:
                    Nothing herein shall constitute Consultant as an employee or agent of the Company, except to such extent as might hereinafter be expressly agreed for a particular purpose. Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

 10.  Information:
                    The  Company  acknowledges  that  Consultant  will  rely  on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

 11.  Confidentiality:
                    Except in the course of the performance of its duties hereunder, Consultant agrees that it shall not disclose any trade secrets, know-how, or other proprietary information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known.

 12.  Indemnification:
                    The Company agrees to indemnify and hold harmless the Consultant, its partners. officers, directors, employees and each person who controls Consultant or any of its affiliates from and against any losses, claims, damages, liabilities and expenses whatsoever (including reasonable costs of investigation or defending any action) to which they or any of them may become subject under any applicable law arising out of Consultant's performance under this Agreement and will reimburse Consultant for all expenses (including counsel fees) as they are incurred.

 13.  Prior Agreements:
                    This Agreement is a continuation of the January 20, 1999 Consulting Agreement between the parties and its amendments and extensions. The compensation and equity for services set forth in this Agreement are in addition to the compensation and equity for services set forth in the prior Consulting Agreement, it's amendments and extensions, all of which are hereby reaffirmed.

 14.  Assignment:
                     This Agreement shall not be assignable by either party.


 15.  Governing Law:
                    This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of said State.

 16.  Notices:
                    All notices will be sent via certified mail or overnight courier. such as Federal Express, to Mr. Morton Salkind, 431 Route 10, Randolph, NJ 07869 and Noise Cancellation Technologies Inc., 20 Ketchum Street, Westport, CT 06880,
                    Attention: Michael J. Parrella.

 17.  Board Approval:
                    This Agreement has been approved by the Company's Board of Directors.




Very truly yours,


NCT GROUP, INC.


/s/ Michael J. Parrella
------------------------------------
    Michael J. Parrella
    President
    NCT, Group, Inc.



AGREED & ACCEPTED:


Name:  LEBENCARE, INC.
       Consultant

/s/  Morton Salkind
-----------------------------------
By:  Morton Salkind, Vice President


Dated:  January 8, 2002

                             AMENDMENT AND EXTENSION
                             OF CONSULTING AGREEMENT
                              DATED JANUARY 20,1999
                             BETWEEN NCT GROUP, INC.
                                       AND
                                LEBEN CARE, INC.

     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (hereinafter referred to as "NCT") and Leben Care, Inc. (hereinafter referred to as "LI") which commenced on January 20, 1999 and extends through January 19, 2000; and

     WHEREAS, it is the desire of the parties hereto to amend and extend the above agreement.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed, as follows:


     1. Paragraph 2, Term of the Agreement, shall be amended to read that the term of t he agreement shall extend through January 19, 2001.


     2.   Paragraph 4, Compensation, shall be amended, as follows:

          (a) In order to preserve the cash position of NCT, the monthly retainer for the initial period of $2,500, which was not paid, shall be due and payable, in cash, on January 19, 2001.

          (b) Shall be amended to indicate that the retainer shall be the sum of $2,500 per month from the initial period until January 19, 2001. The total amount due in cash under 4(a) and (b) shall be $60,000 and shall be paid on or before January 19, 2001.

          3. Paragraph 5, Equity for Services, this paragraph which grants the Consultant a Five Year (5) Stock Option for 600,000 shares of common stock is specifically reaf5rmed and an additional option for 300,000 shares at $.41 per share as approved by the Board of Directors in its stock option plan is hereby awarded to the consultant under this agreement. Said options shall be vested immediately.

          4. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                                            NCT  GROUP, INC.
                                            By: /s/ Michael J. Parrella
                                            --------------------------------
                                                    Michael J. Parrella
                                                    President


                                             AGREED AND ACCEPTED


                                             LEBEN CARE, INC.
                                             By: /s/  Morton Salkind
                                             -------------------------------
                                               Name:  Morton Salkind
                                                      Vice President
                                                      Title: Consultant

                                 FIRST AMENDMENT
                             OF CONSULTING AGREEMENT
                              DATED JANUARY 8, 2002
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                                 LEBENCARE, INC.


     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (Hereinafter referred to as "NCT") and Lebencare, Inc. (hereinafter referred to as "LI") which commenced on January 8, 2002; and


     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided internationally.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

          1. Paragraph 1. Duties of Consultant: to the contents of the paragraph shall be added a second paragraph as follows: "In addition to the above consulting services, consultant will provide such consulting services and advise pertaining to the company's international business affairs as well as domestic, as the company may, from time-to-time, request."

          2. Paragraph 5. Equity for Services: the contents of the paragraph shall be deleted and replaced with the following: "The company hereby grants the consultant a five year (5) stock option in the company's common stock for 1,500,000 shares of the company's common stock at the price per share of $.079, which was the closing price as of January 7, 2002. The company hereby further grants to the consultant an additional option for 5,000,000 shares at the closing price on January 25, 2002 of $.09 per share to induce consultant to undertake international consulting services in addition to domestic consulting services. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

          3. Commencement Date: Notwithstanding anything to the contrary, the effective - date of the January 8, 2002 Consulting Agreement is hereby changed to January 25, 2002 with the five year option period to run through January 24, 2007.

          4. Additional Consultants: If for any reason Morton Salkind of LI is not available to perform services under this Agreement, it is agreed that Carole Sa1kind or her designee is hereby authorized to perform the consulting services as set forth in this Consulting Agreement as well as in any other prior or future Consulting Agreements entered into between NCT and LI. Immediately upon the execution of this Agreement, Carole Salkind shall be added to the health and life insurance provided by NCT as such coverage is provided to Morton Salkind and executives and employees of NCT. Said coverage is to be at the executive level.

          5. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:





NCT GROUP, INC.                               Name: LEBENCARE, INC.


/s/   Michael J Parrella                      /s/    Morton Salkind
------------------------------------          ----------------------------------
By: Michael J. Parrella, Chairman/CEO         By: Morton Salkind, Vice President

                                     SECOND
                             AMENDMENT AND EXTENSION
                             OF CONSULTING AGREEMENT
                             DATED JANUARY 20, 1999
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                                LEBEN CARE, INC.


     Whereas, a Consulting Agreement was entered into between NCT Group, Inc., (hereinafter referred to as "NCT") and Leben Care, Inc. (Hereinafter referred to as "LI") which commenced on January 20, 1999 and extends through January 19, 2000, and which was amended and extended by agreement through January 19, 2001; and

     WHEREAS, it is the desire of the parties hereto to amend and extend the above agreement.


     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:


          1. Paragraph 2, Term of the Agreement, shall be amended to read that the term of the agreement shall extend through January 19, 2002.


          2.   Paragraph 4, Compensation, shall be amended as follows:
               (A) In order to preserve the cash position of NCT, the monthly retainer for the initial period of $2.500, which was not paid, shall be due and payable, in cash, on January 19, 2002. (B) Shall be amended to indicate that the retainer shall be the sum of $2,500 per month from the initial period until January 19, 2002. The total amount due in cash under 4(a) and (b) shall be $90,000 and shall be paid on or before January 19, 2002.


          3. Paragraph 5. Equity for Service, this paragraph which grants the consultant a five year stock option is amended as follows:
               (A) The five year stock option for 600,000 shares of common stock is from January 19, 2001 at a price of $.2031 per share and an additional option for 300,000 shares at $.41 per share, as approved by the Board of Directors in its Stock Option Plan, is specifically reaffirmed. The consultant is also hereby given an additional option for 450,000 shares at a price of $.205 per share as already approved by the Board of Directors. The options contained herein shall be exercised within five years from January 19, 2001. 4. All other terms and conditions of the Consulting Agreement, except as modified herein and by the previous amendment, are hereby ratified, confirmed and are in full force and effect between the parties.


                                                 NCT  GROUP, INC.

                                                 By:/s/   Michael J. Parrella
                                                 -------------------------------
                                                 Name:  Michael J. Parrella
                                                 Chairman of the Board & CEO

                                                 AGREED AND ACCEPTED

                                                 LEBEN CARE, INC.
                                                 By: /s/  Morton Salkind
                                                 -------------------------------
                                                 Name:  Morton Salkind
                                                 Vice President
                                                 Title: Consultant

                                 THIRD AMENDMENT
                             OF CONSULTING AGREEMENT
                             DATED JANUARY 20, 1999
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                                LEBEN CARE, INC.




     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc., (hereinafter referred to as "NCT") and Leben Care, Inc. (hereinafter referred to as "LI") which commenced on January 20, 1999 and extends through January 19, 2000, and which was amended and extended by agreement through January 19, 2001; and further amended and extended by agreement dated February 1, 2001.


     WHEREAS, it is the desire of the parties hereto to amend the above agreements because of substantial additional consulting services provided and costs incurred by Leben Care over and above those contemplated in the original agreement.

     NOW THEREFORE, in consideration of the mutual promises contained herein. it is agreed as follows:



     1. Paragraph 5, Equity for Services: the contents of the paragraph shall be deleted and replaced with the following language.

          (A) The Consultant is hereby given the option to purchase 500,000 shares of common stock in NCT at a price of $0.13 per share which option shall be exercised within five years from May 22, 2001. A warrant for this option shall issue upon the execution of this agreement for these shares.


          (B) The Consultant has been granted various options for the purchase of stock in exchange for services. It is the desire of both parties to amend the various options and memorialize those changes in this amendment. The Consultant is hereby granted the following separate options for which separate warrants shall issue upon the execution of this agreement The options shall be at the price of $0.13 per share and shall be exercised within five years from May 22, 2001. They are as follows:


               A.   600,000 shares;

               B.   300,000 shares;

               C.   450,000 shares.


               These options replace all options previously granted to Consultant. The Company hereby represents that it has taken all the necessary legal steps in order to issue these warrants in accordance with applicable law.


     2. All other terms and conditions of the Consulting Agreement, except as modified herein and by the previous amendments, are hereby ratified, confirmed and are in full force and effect between the parties.



                                                   NCT GROUP, INC.

                                                   By:/s/  Michael J. Parrella
                                                   -----------------------------
                                                   Name: Michael J. Parrella
                                                   Chairman of the Board and CEO

     Dated: May 22, 2001

                                                   AGREED AND ACCEPTED:


                                                   LEBEN CARE, INC.

                                                   By: /s/   Morton Salkind
                                                   -----------------------------
                                                   Morton Salkind